SCUDDER
                                                                   INVESTMENTS



                              Value Funds I
                              Class AARP and Class S Shares



                              Prospectus

--------------------------------------------------------------------------------
                          |
                          |   Scudder Large Company Value Fund
                          |
                          |   Prospectus
                          |

                          |   December 1, 2001, as revised April 1, 2002, as
                          |   further revised April 8, 2002






      As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

   How the Fund Works                      How to Invest in the Fund

     4  The Fund's Main Investment          16  How to Buy, Sell and
        Strategy                                Exchange Class AARP Shares

     5  The Main Risks of Investing         18  How to Buy, Sell and
        in the Fund                             Exchange Class S Shares

     7  The Fund's Performance              20  Policies You Should Know
        History                                 About

     8  How Much Investors Pay              25  Understanding Distributions
                                                and Taxes
     9  Other Policies and Risks

    10  Who Manages and Oversees
        the Fund

    13 Financial Highlights

  How the Fund Works

  On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

  Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

  This prospectus offers two classes of shares. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, new information in this prospectus applies to both classes.

  You can find prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

--------------------------------------------------------------------------------
                                                      |  Class AARP    Class S
                                       ticker symbol  |  SLCOX          SCDUX
                                         fund number  |  249            049

  Scudder Large Company Value Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks maximum long-term capital appreciation through a value-oriented investment approach. It does this by investing, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of large U.S. companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2001, the Russell 1000 Value Index had a median market capitalization of $3.58 billion). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio manager begins by using a computer model. Examining the companies in the Russell 1000 Index, the model seeks those whose market values, when compared to factors such as earnings, book value and sales, place them in the most undervalued 40% of companies in the index.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors. The managers also draw on fundamental investment research to assemble the fund's portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

--------------------------------------------------------------------------------
OTHER INVESTMENTS The fund may invest up to 20% of net assets in debt securities, including convertible bonds and junk bonds, which are those below the fourth credit grade (i.e. grade BB/Ba and below). Although the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

The fund will normally sell a stock when it reaches a target price, its fundamental factors have changed, when other investments offer better opportunities or in the course of adjusting its exposure to a given industry.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. market. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. When large company stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund has exposure to a given industry or a particular size of company, any factors affecting that industry or size of company could affect the value of portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors who favor a value investment style and are interested in broadly diversified exposure to large company stocks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends, geographical areas or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o    foreign securities may be more volatile than their U.S.  counterparts,  for
     reasons  such  as  currency   fluctuations   and   political  and  economic
     uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses).

The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

Scudder Large Company Value Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                  Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


   1991        42.56
   1992         7.09
   1993        20.07
   1994        -9.87
   1995        31.64
   1996        19.55
   1997        32.54
   1998         9.50
   1999         4.66
   2000        14.64


2001 Total Return as of September 30: -17.57%
For the periods included in the bar chart:
Best Quarter: 19.78%, Q1 1991       Worst Quarter: -14.16%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                            1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Fund -- Class S*             14.64               15.79               16.33
--------------------------------------------------------------------------------
Index                         7.01               16.91               17.34
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index, which consists of those stocks in the Russell 1000 Index that have a less-than-average growth orientation.

* Performance for Class AARP shares is not provided because this class does not have a full calendar year of performance.

How Much Investors Pay

This fund has no sales charge or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                  None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                        0.59%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                              None
--------------------------------------------------------------------------------
Other Expenses*                                                       0.30
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.89
--------------------------------------------------------------------------------

* Includes a fixed rate administrative fee of 0.30%.

Information in the table has been restated to reflect a new fixed rate administrative fee and a new investment management fee rate.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                       1 Year        3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
Class AARP/S shares            $91           $284           $493        $1,096
--------------------------------------------------------------------------------

Other Policies and Risks


While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change its investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

o As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its goals.

o The fund's equity investments are mainly common stocks, but may also include other types of equities such as convertible securities and preferred stocks.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The investment advisor


Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Bankers Trust Company (to be renamed Deutsche Bank Trust Company Americas on April 15, 2002) and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


The advisor receives a management fee from the fund. For the most recent fiscal year, the actual amount paid in management fees was 0.59% of the fund's average daily net assets.

The fund has entered into a new investment management agreement with the advisor. The table below describes the new fee rates and the effective date of this agreement.

---------------------------------------------------------------------
Scudder Large Company Value Fund
---------------------------------------------------------------------

New Investment Management Fee as of February 6, 2001
---------------------------------------------------------------------
first $1.5 billion                                        0.600%
---------------------------------------------------------------------
next $500 million                                         0.575%
---------------------------------------------------------------------
next $1.0 billion                                         0.550%
---------------------------------------------------------------------
next $1.0 billion                                         0.525%
---------------------------------------------------------------------
next $1.0 billion                                         0.500%
---------------------------------------------------------------------
more than $5 billion                                      0.475%
---------------------------------------------------------------------

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

The portfolio manager

The following people handle the day-to-day management of the fund.


  Lois Roman                                David Hone
  Managing Director of Deutsche Asset       CFA, Director of Deutsche Asset
  Management and Co-Manager of the Fund.    Management and Co-Manager of
   o Joined Deutsche Asset Management in    the Fund.
     1994 and the Fund in 1995.              o Joined Deutsche Asset Management
   o Over 16 years of investment               in 1996 as equity analyst for the
     industry experience.                      investment bank, having since
   o MBA, Columbia University Graduate         served as assistant portfolio
     School of Business.                       manager for US Large Cap Value
                                               Equity and analyst for sectors
  James Giblin                                 including consumer cyclicals,
  CFA, Managing Director of Deutsche           consumer staples and financials,
  Asset Management and Co-Manager of the       after eight years of experience
  Fund.                                        as senior underwriter for Chubb &
   o Joined Deutsche Asset Management in       Son.
     1995 after 22 years of experience,      o Portfolio manager for US Large
     of which 15 were as a portfolio           Cap Value Equity: New York.
     manager for CIGNA Equity Advisors.      o Joined the Fund in 2002.
   o Portfolio manager for US Large Cap
     Value Equity: New York.
   o MBA, Wharton Business School,
     University of Pennsylvania.
   o Joined the Fund in 2002.

Financial Highlights

These tables are designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular class would have earned (or lost), assuming all dividends and distributions were reinvested. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

Scudder Large Company Value Fund -- Class AARP

--------------------------------------------------------------------------------
                                                                          2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $29.03
--------------------------------------------------------------------------------
Income (loss) from investment operations:                                  .25
  Net investment income (loss)^b
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       .04
--------------------------------------------------------------------------------
  Total from investment operations                                         .29
--------------------------------------------------------------------------------
Less distributions from:                                                 (.32)
  Net investment income
--------------------------------------------------------------------------------
  Net realized gains on investment transactions                         (2.81)
--------------------------------------------------------------------------------
  Total distributions                                                   (3.13)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $26.19
--------------------------------------------------------------------------------
Total Return (%)                                                         .40**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      16
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                     .89*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                1.11*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 80
--------------------------------------------------------------------------------

^a For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.

^b       Based on average shares outstanding during the period.

*        Annualized

**       Not annualized

Scudder Large Company Value Fund-- Class S(a)

--------------------------------------------------------------------------------
                                 2001^c  2000^c   1999^d   1998^e 1997^e  1996^e
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of   $26.81    $30.05 $25.65    $28.98  $22.64 $22.92
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income  (loss)  .32^b     .33^b .30^b,&^f  .36^b   .38^b    .36
--------------------------------------------------------------------------------
  Net realized and unrealized     2.18    (1.73)   6.38    (1.59)    8.60   2.94
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment           2.50    (1.40)   6.68    (1.23)    8.98   3.30
  operations
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.32)     (.39)  (.18)     (.24)   (.16)  (.08)
--------------------------------------------------------------------------------
  Net realized gains on         (2.81)    (1.45) (2.10)    (1.86)  (2.48) (3.50)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions           (3.13)    (1.84) (2.28)    (2.10)  (2.64) (3.58)
--------------------------------------------------------------------------------
Net asset value, end of period  $26.18    $26.81 $30.05    $25.65  $28.98 $22.64
--------------------------------------------------------------------------------
Total Return (%)                  8.68    (4.61) 26.79**   (4.54)   43.06  15.94
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period        2,558     2,078  2,555     1,997   2,213  1,651
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)             .89     .95^g   .87*       .88     .93    .92
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                     .89     .94^g   .87*       .88     .93    .92
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        1.17      1.20  1.25*      1.25    1.51   1.62
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         80        46    35*        40      43    151
--------------------------------------------------------------------------------

^a On October 2, 2000 existing shares of the Fund were redesignated as Class S.

^b       Based on average shares outstanding during the period.

^c       For the year ended July 31.

^d For the ten months ended July 31, 1999. On June 7, 1999, the Fund changed the fiscal year end from September 30 to July 31.

^e       For the year ended September 30.

^f Net investment income per share includes non-recurring dividend income amounting to $.05 per share.

^g The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .94% and .94%, respectively.

*        Annualized

**       Not annualized

  How to Invest in the Fund


  The following pages tell you how to invest in this fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

  If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

  As noted earlier, there are two classes of shares of the fund available through this prospectus. The instructions for buying and selling each class are slightly different.

  Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The AARP Investment Program."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------

$1,000 or more for regular accounts       $50 minimum for regular accounts and
                                          IRA accounts
$500 or more for IRAs.
                                          $50 minimum with an Automatic
                                          Investment Plan, Payroll Deduction or
                                          Direct Deposit
----------------------------------------------------------------------------------

By mail or express mail (see below)

o For enrollment forms, call              Send a personalized investment slip or
  1-800-253-2277                          short note that includes:

o Fill out and sign an enrollment form    o  fund and class name

o Send it to us at the appropriate        o  account number
  address, along with an investment check
                                          o  check payable to "The AARP
                                             Investment Program"
----------------------------------------------------------------------------------

By wire

o Call 1-800-253-2277 for instructions    o  Call 1-800-253-2277 for instructions
                                             (minimum $50)
----------------------------------------------------------------------------------

By phone

--                                        o  Call 1-800-253-2277 for instructions
----------------------------------------------------------------------------------

With an automatic investment plan

o Fill in the information required on     o  To set up regular investments from a
  your enrollment form and include a         bank checking account, call
  voided check                               1-800-253-2277 (minimum $50)
----------------------------------------------------------------------------------

Payroll Deduction or Direct Deposit

o Select either of these options on your  o  Once you specify a dollar amount
  enrollment form and submit it. You         (minimum $50), investments are
  will receive further instructions by       automatic.
  mail.
----------------------------------------------------------------------------------

Using QuickBuy

--                                        o  Call 1-800-253-2277 to speak to a
                                             representative

                                          o  or, to use QuickBuy on the
                                             Easy-Access Line, call
                                             1-800-631-4636 and follow the
                                             instructions on how to purchase
                                             shares
----------------------------------------------------------------------------------

On the Internet

o Go to "services and forms-- How to      o  Call 1-800-253-2277 to ensure you
  open an account" at aarp.scudder.com       have electronic services

o Print out a prospectus and an           o  Register at aarp.scudder.com
  enrollment form
                                          o  Follow the instructions for buying
o Complete and return the enrollment         shares with money from your bank
  form with your check                       account
----------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  Regular mail: The AARP Investment Program

  First Investment: PO Box 219735, Kansas City, MO 64121-9735
  Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

  Express, registered or certified mail:
  The AARP Investment Program, 811 Main Street, Kansas City, MO 64105-2005

  Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------

$1,000 or more to open a new account      Some transactions, including most for
($500 or more for IRAs)                   over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         22
existing accounts
----------------------------------------------------------------------------------

By phone

o Call 1-800-253-2277 for instructions    o  Call 1-800-253-2277 for instructions
----------------------------------------------------------------------------------

Using Easy-Access Line

o Call 1-800- 631-4636 and follow the     o  Call 1-800-631-4636 and follow the
  instructions                               instructions
----------------------------------------------------------------------------------

By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o your account number                     o  your account number

o  names of the funds, class and number   o  names of the funds, class and number
  of shares or dollar amount you want to     of shares or dollar amount you want
  exchange                                   to redeem
----------------------------------------------------------------------------------

With an automatic withdrawal plan

--                                        o  To set up regular cash payments from
                                             an account, call 1-800-253-2277
----------------------------------------------------------------------------------

Using QuickSell

--                                        o  Call 1-800-253-2277
----------------------------------------------------------------------------------

On the Internet

o Register at aarp.scudder.com            --

o Go to "services and forms"

o Follow the instructions for making
  on-line exchanges
----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 To reach us:   o  Web site aarp.scudder.com

                o  Program representatives 1-800-253-2277, M-F, 8 a.m. - 8 p.m.
                   EST

                o  Confidential fax line 1-800-821-6234, always open

                o  TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST

 Class AARP     o  AARP Lump Sum Service for planning and setting up a lump
 Services          sum distribution.

                o AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs

                o AARP Goal Setting and Asset Allocation Service for allocating assets and measuring investment progress

                o  For more information, please call 1-800-253-2277.

How to Buy, Sell and Exchange Class S Shares


Buying Shares: Use these instructions to invest directly. Make out your check to "The Scudder Funds."


----------------------------------------------------------------------------------
First investment                          Additional investments
----------------------------------------------------------------------------------

$2,500 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$1,000 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
----------------------------------------------------------------------------------

By mail or express mail (see below)

o Fill out and sign an application        Send a Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment       o  fund and class name
  check
                                          o  account number

                                          o  check payable to "The Scudder Funds"
----------------------------------------------------------------------------------

By wire

o Call 1-800-SCUDDER for instructions     o  Call 1-800-SCUDDER for instructions
                                             (minimum $50)
----------------------------------------------------------------------------------

By phone

--                                        o  Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------

With an automatic investment plan

o Fill in the information on your         o  To set up regular investments from a
  application and include a voided check     bank checking account, call
                                             1-800-SCUDDER (minimum $50)
----------------------------------------------------------------------------------

Using QuickBuy

--                                        o  Call 1-800-SCUDDER to speak to a
                                             representative

                                          o  or, to use QuickBuy on SAIL(TM), call
                                             1-800-343-2890 and follow the
                                             instructions on how to purchase
                                             shares
----------------------------------------------------------------------------------

On the Internet

o Go to "funds and prices" at             o  Call 1-800-SCUDDER to ensure you
  myScudder.com                              have electronic services

o Print out a prospectus and a new        o  Register at myScudder.com
  account application
                                          o  Follow the instructions for buying
o Complete and return the application        shares with money from your bank
  with your check                            account
----------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  Regular mail:

  First Investment: Scudder Investments, PO Box 219669, Kansas City, MO
  64121-9669
  Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

  Express, registered or certified mail:

  Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

  Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------

$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         22
existing accounts
----------------------------------------------------------------------------------

By phone or wire

o Call 1-800-SCUDDER for instructions    o  Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------

Using SAIL(TM)

o Call 1-800-343-2890 and follow the     o  Call 1-800-343-2890 and follow the
  instructions                              instructions
----------------------------------------------------------------------------------

By mail, express mail or fax (see
previous page)

Your instructions should include:        Your instructions should include:

o the fund, class, and account number    o  the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares  o  the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you     o  your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s), and
  address, as they appear on your        o  a daytime telephone number
  account

o a daytime telephone number
----------------------------------------------------------------------------------

With an automatic withdrawal plan

--                                       o  To set up regular cash payments from
                                            a Scudder account, call 1-800-SCUDDER
----------------------------------------------------------------------------------

Using QuickSell                          o  Call 1-800-SCUDDER

--
----------------------------------------------------------------------------------

On the Internet

o Register at myScudder.com              o  Register at myScudder.com

o Follow the instructions for making     o  Follow the instructions for making
  on-line exchanges                         on-line redemptions
----------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class AARP and Class S shares. The fund has other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class
AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 7 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares
---------------------------------------------------------------------
Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636
---------------------------------------------------------------------

For Class S shares
---------------------------------------------------------------------
Call SAILTM, the Scudder Automated Information Line, at
1-800-343-2890
---------------------------------------------------------------------

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the funds calculate share price

For each share class, the price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, each share class uses the following equation:

  TOTAL ASSETS - TOTAL LIABILITIES
------------------------------------ = NAV
 TOTAL NUMBER OF SHARES OUTSTANDING

For each share class, the price at which you can sell shares is also the NAV.

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, a fund's value for a security is likely to be different from the last quoted market prices.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders and $250 for Class S retirement accounts; for Class S shareholders, charge you $10 a year if your account balance falls below $2,500; in either case, we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Scudder Large Company Value Fund intends to pay dividends and distributions to shareholders annually in December, or otherwise as needed.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares, all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from a fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.

--------------------------------------------------------------------------------


AARP Investment Program from Scudder       Scudder Investments
Investments (Class AARP)                   (Class S)                           SEC
-----------------------------------------------------------------------------------------------------------------

PO Box 219735                              PO Box 219669                       Public Reference Section
Kansas City, MO                            Kansas City, MO                     Washington, D.C.
64121-9735                                 64121-9669                          20549-0102
aarp.scudder.com                           myScudder.com                       www.sec.gov
1-800-253-2277                             1-800-SCUDDER                       1-202-942-8090





Distributor
Scudder Investor Services, Inc.
Two International Place
Boston, MA 02110-4103

SCUDDER                              SEC File Number:
INVESTMENTS                          Scudder Large Company Value Fund   811-1444